UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 8, 2023

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UBER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-38902	45-2647441
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1515 Third Street

San Francisco, California 94158

(Address of principal executive offices, including zip code)

(415) 612-8582

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UBER	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07      Submission of Matters to a Vote of Security Holders.

On May 8, 2023, Uber Technologies, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). Present at the Meeting in person or by proxy were holders of 1,588,617,964 shares of common stock of the Company, representing approximately 78.9% of the voting power of the shares of common stock of the Company as of the close of business on March 13, 2023, the record date for the Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Meeting:

1.	To elect ten directors to serve until the 2024 annual meeting and until their successors are elected.
2.	To approve, on a non-binding advisory basis, the 2022 compensation of the Company’s named executive officers.
3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023.
4.	Stockholder proposal to prepare an independent third-party audit on Driver health and safety.
5.	Stockholder proposal raised from the floor of the Meeting regarding Driver health and safety-related matters and policies.

1.	Election of Directors

Nominee	For	Against	Abstain	Broker Non-Vote
Ronald Sugar	1,333,043,334	56,014,246	7,482,316	192,125,769
Revathi Advaithi	1,384,054,194	11,240,671	1,245,031	192,125,769
Ursula Burns	1,196,271,755	199,092,876	1,175,265	192,125,769
Robert Eckert	1,339,002,084	51,941,834	5,595,978	192,125,769
Amanda Ginsberg	1,360,905,340	30,220,046	5,414,510	192,125,769
Dara Khosrowshahi	1,350,410,855	45,296,532	832,509	192,125,769
Wan Ling Martello	1,344,828,083	46,222,244	5,489,569	192,125,769
John Thain	1,381,843,285	12,497,205	2,190,984	192,125,769
David Trujillo	1,358,112,187	32,818,173	5,609,536	192,125,769
Alexander Wynaendts	1,383,842,082	11,320,934	1,376,880	192,125,769

Based on the votes set forth above, each director nominee was duly elected to serve until the 2024 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2.	Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
1,243,294,858	143,572,610	9,672,428	192,125,769

Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, the 2022 compensation of the Company’s named executive officers.

3.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
1,582,761,726	4,849,935	1,054,004

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023.

4.	Stockholder Proposal to Prepare an Independent Third-Party Audit on Driver Health and Safety

For	Against	Abstain	Broker Non-Votes
121,123,497	1,258,127,404	17,288,995	192,125,769

Based on the votes set forth above, the stockholders did not approve the stockholder proposal to prepare an independent third-party audit on Driver health and safety.

5.	Stockholder Proposal Raised from the Floor of the Meeting regarding Driver health and safety-related matters and policies

For	Against	Abstain	Broker Non-Votes
57,801	1,396,482,095	0	192,125,769

Based on the votes set forth above, the stockholders did not approve the stockholder proposal raised from the floor of the Meeting regarding Driver health and safety-related matters and policies.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description

104	Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBER TECHNOLOGIES, INC.

Date: May 12, 2023	By:	/s/ Dara Khosrowshahi
Dara Khosrowshahi
Chief Executive Officer